UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2017

MANITEX INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	001-32401	42-1628978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 Industrial Drive, Bridgeview, Illinois 60455

(Address of Principal Executive Offices) (Zip Code)

(708) 430-7500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K of Manitex International, Inc. filed with the Securities and Exchange Commission on May 22, 2017 (the “Initial 8-K”). This Amendment No. 1 corrects certain clerical errors that appeared in Exhibit 99.1 to the Initial 8-K.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 17, 2017, Manitex International, Inc. (the “Company”) and ASV Holdings, Inc. (“ASV”) completed the previously announced underwritten initial public offering (the “Offering”) of 3,800,000 shares of ASV’s common stock, including 2,000,000 shares sold by the Company. The Company received net proceeds of approximately $13 million from the Offering.

Prior to the Offering, the Company owned 51.0% of the outstanding shares of ASV’s common stock. As a result of the Offering, as of May 17, 2017, the Company owns 21.2% of the outstanding shares of ASV’s common stock. Because the Company’s ownership interest has decreased below 50%, it no longer has a controlling financial interest in ASV and will deconsolidate ASV from the financial statements and results of operations of the Company, effective May 17, 2017, in accordance with Accounting Standard Codification, or ASC, 810-10-40, Derecognition. In connection with the deconsolidation of ASV, the Company is filing certain pro forma financial information as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017, the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the three months ended March 31, 2017, the Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2016, and the notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company are included as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Manitex International, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANITEX INTERNATIONAL, INC.

By:	/s/ David H. Gransee
Name:	David H. Gransee
Title:	Vice President and CFO

Date: May 24, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of Manitex International, Inc.